UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): August 20, 2018

IZEA WORLDWIDE, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	001-37703	37-1530765
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

480 N. Orlando Avenue, Suite 200 Winter Park, Florida	32789
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (407) 674-6911

Former name or former address, if changed since last report: IZEA, Inc.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                            Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective August 20, 2018, the registrant (the “Company”) changed its corporate name from IZEA, Inc. to IZEA Worldwide, Inc. The name change was effected through a short-form merger pursuant to Section 92A.180 of the Nevada Revised Statutes between the Company and IZEA Worldwide, Inc., a wholly-owned subsidiary of the Company formed solely for the purpose of the name change, with the Company as the surviving entity of the merger. To effectuate the merger, the Company filed Articles of Merger with the Secretary of State of the State of Nevada, which became effective on August 20, 2018. The Company’s board of directors approved the merger, which resulted in the name change on that date by amendment of the Company’s Articles of Incorporation. With the exception of the name change, there were no other changes to the Articles of Incorporation. In accordance with Section 92A.180 of the Nevada Revised Statutes, stockholder approval of the merger was not required. A copy of the Articles of Merger as filed with the Secretary of State of the State of Nevada is filed herewith as Exhibit 3.1.
The merger and resulting name change do not affect the rights of the Company’s security holders, creditors, customers or suppliers. The ticker symbol of the Company’s common stock on the NASDAQ Capital Market will remain as “IZEA.” The new CUSIP number of the Company’s common stock is 46604H 105. Following the name change, any stock certificates that reflect the Company’s prior name will continue to be valid. Certificates reflecting the new name will be issued in due course as old stock certificates are tendered for exchange or transfer to our transfer agent.

Item 9.01.	Financial Statements and Exhibits

(d)   Exhibits.

Exhibit No.	Description

3.1	Articles of Merger, filed with the Secretary of State of the State of Nevada effective August 20, 2018.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IZEA WORLDWIDE , INC.

Date: August 23, 2018	By:/s/ Edward H. (Ted) Murphy Edward H. (Ted) Murphy President and Chief Executive Officer